UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2012

ANIXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 001-10212

2301 Patriot Blvd.

Glenview, Illinois 60026

(224) 521-8000

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 19, 2012, Anixter International Inc. (the “Company”) issued a press release to furnish certain information reflecting its realigned segment reporting structure, which the Company is changing effective for the fourth quarter ending December 28, 2012. While this financial data reflects the change in the Company’s reportable segments described above, the Company has not in any way revised or restated its historical financial statements for any period.

Under the recent realignment of the Company’s operating structure, the Company’s new reportable segments will be as follows: Enterprise Cabling and Security Solutions, Electrical and Electronic Wire and Cable, OEM Supply and Corporate. The change in disclosure of reportable segment information is required by the provisions of Accounting Standards Codification (“ASC”) Topic 280, Segment Reporting, and reflects the manner in which the Company is currently managing its business. This Current Report on Form 8-K contains the recasted disclosure of historical results into the new business segments for previously reported fiscal periods ending 2010 and 2011 and the first, second and third quarters of fiscal 2012 and 2011.

A copy of the Company’s press release issued on December 19, 2012 is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is also available through the Company’s website at www.anixter.com. From time to time, the Company may update this information on the Company’s website. The Company did not operate under the realigned segment structure for any of these prior periods and will begin to report results under the new structure effective with the filing of its Annual Report on Form 10-K for the year ending December 28, 2012.

In connection with the change in segments and in accordance with the provisions of ASC Topic 350, Intangibles – Goodwill and Other, the Company will be required to reassign the carrying amount of goodwill to its reporting units (which are the same as the realigned reportable segments) based on the respective fair value. This will be completed in the fourth quarter of 2012 and the Company will report the balance of goodwill in its segment footnote disclosure which will be included in the Company’s Annual Report on Form 10-K for the year ending December 28, 2012.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 19, 2012, issued by Anixter International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

December 19, 2012	By:	/s/ Theodore A. Dosch

Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 19, 2012, issued by Anixter International Inc.